UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2009

INTERNATIONAL ASSETS HOLDING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23554	59-2921318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 E. Central Parkway, Suite 2060, Altamonte Springs, Florida	32701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 741-5300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

As a result of a competitive request for proposal, the Board of Directors of International Assets Holding Corporation (the “Company”) decided on November 13, 2009 to change the Company’s independent registered public accounting firm from Rothstein Kass & Company, P.C. (“Rothstein”) to KPMG LLP (“KPMG”). Rothstein will be engaged as the Company’s independent registered public accounting firm through the fiscal year ending September 30, 2009 and completion of its audit of the Company’s annual financial statements for that year. KPMG will be the Company’s independent registered public accounting firm and will audit the Company’s financial statements for the year ending September 30, 2010, subject to shareholder approval at the Company’s 2010 annual shareholders’ meeting and the satisfactory completion of KPMG’s customary client acceptance procedures.

The decision to change independent registered certified accounting firms was approved by the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors.

The reports of Rothstein on the financial statements of the Company for the years ended September 30, 2008 and 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended September 30, 2008 and 2007 and through the date of the filing of this Form 8-K, there have been no disagreements with Rothstein on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Rothstein would have caused it to make reference to the subject matter of such disagreements in connection with their reports on the financial statements for such years and any interim periods. Further, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K during the Company’s two most recent fiscal years preceding the date of this filing.

During the fiscal years ended September 30, 2008 and 2007 and through the date of this Form 8-K, neither the Company, nor anyone acting on their behalf, consulted with KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any matters that were either the subject of a disagreement (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). Prior to the Company’s engagement of KPMG, KPMG did not provide the Company with either written or oral advice that was an important factor considered by the Company in reaching a decision to change its independent registered public accounting firm from Rothstein.

The Company provided Rothstein with a copy of the foregoing disclosures on this Form 8-K and requested that Rothstein furnish the Company with a letter addressed to the Securities Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. The Company has received the requested letter from Rothstein stating that it does agree, and a copy is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Document
16.1	Letter of Rothstein Kass & Company, P.C. to the Securities and Exchange Commission, dated November 17, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL ASSETS HOLDING CORPORATION

Date: November 18, 2009

	By:	/s/ SEAN M. O’CONNOR
Sean M. O’Connor, Chief Executive Officer

Exhibit Index

Exhibit Number	Description
16.1	Letter of Rothstein Kass & Company, P.C. to the Securities and Exchange Commission, dated November 17, 2009

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